EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

October 20, 2016

Ygrene Energy Fund, Inc. 815 Fifth Street Santa Rosa, California 95404

Independent Accountants' Report
on Applying Agreed-Upon Procedures
Ladies and Gentlemen:
We have performed the procedures described below, which were agreed to by Ygrene Energy Fund, Inc. (the "Company") and Deutsche Bank Securities, Inc. (the "Initial Purchaser" and, together with the Company, the "Specified Parties") related to their evaluation of certain information with respect to a portfolio of PACE assets in conjunction with the proposed offering of GoodGreen 2016-1 Trust (the "Transaction").

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 30, 2016, representatives of the Company provided us with a listing with respect to 7,508 PACE assets (the "Initial PACE Asset Listing"). At your instruction, we randomly selected 90 PACE assets from the Initial PACE Asset Listing (the "Initial Selected Assets").

Further, on October 4, 2016, representatives of the Company provided us with an additional listing with respect to 7,761 PACE assets (the "Final PACE Asset Listing").  We observed that three of the 90 Initial Selected Assets (as indicated on Appendix A) were not included in the Final PACE Asset Listing.

At your instruction, we randomly selected 13 PACE assets from the Final PACE Asset Listing with a settlement date on or after September 27, 2016 and not included in the Initial Selected Assets (the "Additional Selected Assets").  The remaining 87 Initial Selected Assets included in the Final PACE Asset Listing and the Additional Selected Assets are collectively hereinafter referred to as the "Sample Assets."

Representatives of the Company provided us on (i) October 11, 2016 with a computer-generated PACE asset data file and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2016, with respect to each of the 7,761 PACE assets set forth on the Final PACE Asset Listing (the "Initial Asset File") and (ii) October 5, 2016 with a supplemental data file containing the property address for each of the 7,761 PACE assets set forth on the Final PACE Asset Listing (the "Supplemental Asset File").  We were instructed by representatives of the Company to append the Initial Asset File with the information set forth on the Supplemental Asset File.  The Initial Asset File, as adjusted, is hereinafter referred to as the "Statistical Asset File."

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Assets relating to the PACE asset characteristics (the "Characteristics") set forth on the Statistical Asset File and indicated below.

Characteristics
1. Asset number (for informational purposes only)
2. Property city
3. State
4. Jurisdiction
5. Zip code
6. Amortization term (years)
7. Coupon rate
8. Settlement date
9. Original face amount
10. Capitalized interest amount
11. Payment amount
12. Payment frequency
13. Last scheduled payment date

14. APN
15. Tax roll date
16. County
17. Property type (residential or commercial)
18. Commercial property sub-type (if applicable)
19. Improvement type
20. Property value
21. Maturity date (month and year)
22. Estimated mortgage amount (if applicable)
23. Mortgage loan-to-value ratio
24. Aggregate assessment loan-to-value ratio
25. Combined loan-to-value ratio

We compared Characteristics 2. through 14. to the corresponding information set forth on or derived from the "Final Closing Statement."
With respect to Characteristic 15., we calculated the tax roll date as (i) July 1st immediately following the "tax first payment date" or "billing period date," as applicable, (as set forth on the Final Closing Statement) for Sample Assets located in California (as set forth on the Final Closing Statement) or (ii) January 1st immediately following the "tax first payment date" or "billing period date," as applicable, (as set forth on the Final Closing Statement) for Sample Assets located in Florida (as set forth on the Final Closing Statement).  We compared such recomputed information to the corresponding information set forth on the Statistical Asset File.
We compared Characteristic 16. to the corresponding information set forth on the "Notice of Special Tax Lien" or "Deed."
We compared Characteristics 17. and 18. to the corresponding information set forth on or derived from the "Black Knight Financial Report."
We compared Characteristic 19. to the corresponding information set forth on or derived from the "Construction Contract."
We compared Characteristic 20. to the corresponding information set forth on or derived from the "Project Summary Report" or "Appraisal Report."
With respect to Characteristic 21., we recomputed the maturity date by adding the amortization term (as derived from on the Final Closing Statement) to the tax roll date (as determined above). We compared such recomputed information to the corresponding information set forth on the Statistical Asset File.
We compared Characteristic 22. to the corresponding information set forth on or derived from the "Credit Report" or the Project Summary Report.
With respect to Characteristic 23., we recomputed the mortgage loan-to-value ratio by dividing (a) the estimated mortgage amount (as set forth on or derived from the Credit Report or the Project Summary Report) by (b) the property value (as set forth on the Project Summary Report).
With respect to Characteristic 24., using methodologies provided to us by representatives of the Company, we recomputed the aggregate assessment loan-to-value ratio by dividing (a) the sum of the (i) original face amount for each Sample Asset (as set forth on the Final Closing Statement) and (ii) original face amount (as set forth on the Statistical Asset File) for each applicable PACE asset that noted the same APN identifier as the respective Sample Asset on the Statistical Asset File by (b) the property value of the Sample Asset (as set forth on the Project Summary Report).
With respect to Characteristic 25., we recomputed the combined loan-to-value ratio as the sum of the (i)  the mortgage loan-to-value ratio (as determined above) and (ii) aggregate assessment loan-to-value ratio (as determined above).

For purposes of our procedures and at your instruction, with respect to our comparison of Characteristic 11., differences of $0.01 are noted to be "in agreement."

The PACE asset documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the "Asset Documents."  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures' Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Asset File were found to be in agreement with the above mentioned Asset Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the PACE assets underlying the Statistical Asset File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the PACE assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Asset File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 20, 2016 (REDACTED).

Initial Selected Assets not included in the Statistical Asset File

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